Virtus Equity Trust

Virtus Institutional Trust

Virtus Opportunities Trust

Supplement dated November 18, 2008 to the Prospectuses and Statements of Additional Information for

Virtus Equity Trust dated June 6, 2008, Virtus Institutional Trust dated May 1, 2008,

and Virtus Opportunities Trust dated January 31, 2008, each as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

In order to allow greater flexibility for making the funds’ portfolio holdings available to the public, the following statement is hereby inserted in each of the prospectuses and Statements of Additional Information immediately after the disclosure regarding the quarterly availability of complete portfolio holdings:

A fund may make its holdings information publicly available prior to these filings under certain circumstances.

Investors should retain this supplement with the Prospectus and SAI for future reference.

8103/PortHoldDisc (11/08)